UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 24, 2005

SCP POOL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-26640	36-3943363
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

109 Northpark Boulevard, Covington, Louisiana 70433-5001

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (985) 892-5521

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On March 24, 2005, SCP Pool Corporation entered into Amendment No. 4 to the Receivables Purchase Agreement and renewed its accounts receivable securitization facility for an additional one year term.

Item 9.01	Financial Statements and Exhibits.
(c)	Exhibits.

99.1  AMENDMENT NO. 4 dated as of March 24, 2005, among Superior Commerce LLC (“Seller”), SCP Distributors LLC, as initial Servicer, JPMorgan Chase Bank, N.A. f/k/a Bank One, NA (Main Office Chicago), individually (“JPMorgan Chase”), Jupiter Securitization Corporation (“Conduit” and, together with Bank One, NA (Main Office Chicago) the “Purchasers”) and JPMorgan Chase Bank, N.A. f/k/a Bank One, NA (Main Office Chicago), as agent for the Purchasers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCP POOL CORPORATION

By:	/s/ Mark W. Joslin

Mark W. Joslin

Vice President, Chief Financial Officer

Dated: March 30, 2005

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